SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_|   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                             ITHACA INDUSTRIES, INC.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11

      (1)   Title of each class of securities to which transaction applies

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      (2)   Aggregate number of securities to which transaction applies
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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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      (4)   Proposed maximum aggregate value of transaction:
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      (5)   Total fee paid:
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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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

                                                                               2


      (3)   Filing Party:

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      (4)   Date Filed:

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

                             Ithaca Industries, Inc.
                         Highway 268 West, P.O. Box 620
                        Wilkesboro, North Carolina 28697
                                 (336) 667-5231

                                                                     May 1, 1998

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Ithaca Industries, Inc. (the "Company") at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, located at 1285 Avenue of the Americas, New York, New York on June 10, 1998, at 10:00 a.m., local time.

      The Annual Meeting will be held for the following purposes:

      (1) To elect 7 directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

      (2) To consider a proposal to reapprove the Company's 1996 Long- Term Stock Incentive Plan;

      (3) To consider a proposal to approve the Company's 1997 Stock Option Plan for Non-Employee Directors; and

      (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on April 21, 1998 as the record date for determination of stockholders entitled to notice of and to vote at the meeting, or any adjournment thereof.

      A copy of the Annual Report to Stockholders for the fiscal year ended January 31, 1998 is enclosed.

      Whether or not you plan to attend the Annual Meeting, please complete the enclosed proxy and return it promptly so that your shares will be represented. The vote of every stockholder is important. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                    Very truly yours,


                                    /s/ Jim D. Waller

                                    Jim D. Waller
                                    Chairman of the Board,
                                    Chief Executive Officer,
                                    President and Director

                             Ithaca Industries, Inc.
                         Highway 268 West, P.O. Box 620
                        Wilkesboro, North Carolina 28697
                                 (336) 667-5231

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    TO BE HELD ON JUNE 10, 1998 AT 10:00 A.M.

                 -----------------------------------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Ithaca Industries, Inc., a Delaware corporation (the "Company"), will be held at the offices of Paul, Weiss, Rifkind, Wharton and Garrison located at 1285 Avenue of the Americas, New York, New York on June 10, 1998 at 10:00 a.m., local time, for the following purposes:

      (1) To elect 7 directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

      (2) To consider a proposal to reapprove the Company's 1996 Long- Term Stock Incentive Plan;

      (3) To consider a proposal to approve the Company's 1997 Stock Option Plan for Non-Employee Directors; and

      (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on April 21, 1998, as the record date for determination of stockholders entitled to notice of and to vote at the meeting, or any adjournment thereof. Representation of at least a majority of all outstanding shares of the Company's common stock (the "Common Stock") is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at any time before it is voted.

                                            By Order of the Board of Directors,


                                            /s/ Richard P. Thrush

                                            Richard P. Thrush
                                            Secretary

May 1, 1998

                YOUR VOTE IS IMPORTANT, ACCORDINGLY, WE URGE YOU
                TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD
              REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

                             Ithaca Industries, Inc.
                         Highway 268 West, P.O. Box 620
                        Wilkesboro, North Carolina 28697
                                 (336) 667-5231

                                 PROXY STATEMENT
                       for Annual Meeting of Stockholders
                          to be held on June 10, 1998.

                                  INTRODUCTION

      This Proxy Statement and the enclosed proxy, which is first being mailed to the stockholders of Ithaca Industries, Inc. ("Ithaca" or the "Company") on approximately May 5, 1998, is furnished to you in connection with the solicitation of proxies on behalf of the Board of Directors of Ithaca to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Paul, Weiss, Rifkind, Wharton and Garrison located at 1285 Avenue of the Americas, New York, New York on June 10, 1998 at 10:00 a.m., and at any subsequent time which may be necessary by any adjournment or adjournments thereof.

      Proxies in proper form received by the time of the meeting will be voted as specified. A stockholder of the Company (a "Stockholder") giving a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Shares of the Company's common stock, par value $.01 (the "Common Stock") cannot be voted at the meeting unless the holder is present or represented by proxy.

      The cost of soliciting proxies, including the preparation, assembling and mailing of the Notice of Meeting, Proxy Statement, form of proxy and other soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Common Stock, will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies, but without compensation, by further mailings, personal conversations or by telephone. The Company may reimburse brokers and others holding stock in their names or in the names of nominees for their reasonable out-of-pocket expenses incurred in sending the proxy materials to principals and beneficial owners.

      Each Stockholder is entitled to one vote per share of Common Stock held as of the Record Date, as defined below. In determining whether a quorum exists at the Annual Meeting for purposes of all matters to be voted on, all votes "for" or "against," as well as all abstentions (including votes to withhold authority to vote in certain cases), with respect to the proposal receiving the most such votes, will be counted.

      The Board of Directors of the Company (the "Board"), in accordance with the By-Laws of the Company, has fixed the close of business on April 21, 1998, as the record date (the "Record Date") for determining the Stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. At the close of business on such date, the outstanding number of voting securities of the Company was 10,400,000 shares of Common Stock, $.01 par value, each of which is entitled to one vote.

                        PROPOSAL 1: ELECTION OF DIRECTORS

Board of Directors

      The current number of directors is set at seven. The Board is responsible for the overall affairs of the Company. To assist it in carrying out its duties, the Board has delegated certain authority to an Audit Committee and a Compensation and Stock Option Committee. The Board has no nominating committee or other committee which performs a similar function.

Meetings of the Board of Directors

      There were eight meetings of the Board during the fiscal year ended January 31, 1998. In addition to the meetings of the Board and its committees at which all formal actions are taken, additional time on the part of the Company's directors is required to be expended in the frequent review of Company matters and documents in numerous communications with the chairman and other executives during periods between meetings.

      The Audit Committee is responsible for meeting with representatives of the Company's independent certified public accountants and financial management to review accounting, internal control, auditing and financial reporting matters and is responsible, among other things, for maintaining liaison with and exercising supervision over the actions of said accountants in whatever manner and to whatever extent deemed, at its discretion, necessary, proper and in the best interest of the Company and its Stockholders. The audit committee consists of Messrs. Crow, Goldwyn and Handel, three directors who are not and never have been employees of the Company. The Audit Committee met three times during the fiscal year ended January 31, 1998.

      The Compensation and Stock Option Committee is responsible for reviewing and approving officer and executive salaries and for reviewing and recommending for approval by the Board executive and key employee compensation plans, including incentive compensation and other benefits. The Compensation and Stock Option Committee consists of Messrs. Branson, Weinstein and Williams, all of whom are not and never have been employees of the Company. The Compensation and Stock Option Committee met three times during the fiscal year ended January 31, 1998.

Nominees for the Board of Directors

      Seven directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified. The nominees for election as directors who are named below are willing to be elected and to serve. However, in the event that a nominee at the time of election is unable to serve, or is otherwise unavailable for election, the Board may elect a substitute nominee. Information concerning the business experience of the nominee appears in the section entitled "Business Experience of Directors and Executive Officers." The nominees for directors are:

               o       Walter J. Branson
               o       Marvin B. Crow
               o       Francis Goldwyn
               o       Morton Handel
               o       Jim D. Waller
               o       David N. Weinstein
               o       James A. Williams

Vote Required

      The vote required for the election of directors is a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, provided a quorum is present. Thus, with respect to election of directors, an abstention or broker non-vote will have no effect.

                        BUSINESS EXPERIENCE OF DIRECTORS
                             AND EXECUTIVE OFFICERS

The directors and executive officers of the Company are as follows:

         Name              Age              Present Position With the Company
         ----              ---              ---------------------------------

Walter J. Branson           37         Director
Marvin B. Crow              65         Director
Francis Goldwyn             44         Director
Morton Handel               63         Director
Jim D. Waller               57         Chairman of the Board, Chief Executive
                                       Officer, President, Director
David N. Weinstein          38         Director
James A. Williams           55         Director
Richard P. Thrush           50         Senior Vice President-Finance and
                                       Administration, Chief Financial Officer,
                                       Secretary, Treasurer
David H. Jones              54         Executive Vice President-Sales
R. Dean Riggs               46         Executive Vice President-Manufacturing
Brian F. Slagle             36         Executive Vice President-Hosiery

      Walter J. Branson has been a director since 1996. Since 1996, Mr. Branson has been the Senior Vice President of Development of The Big Party Corporation, a party supplies retailer. From 1993 to 1996, Mr. Branson was Senior Vice President and Chief Financial Officer of CWT Specialty Stores, Inc., a women's apparel retailer.

      Marvin B. Crow has been a director since 1996. Mr. Crow has been the President since 1989 of KBO Enterprises, Inc., which operates TCBY Yogurt stores and is involved in management consulting. Mr. Crow also serves on the Board of Directors of Dyersburg Corporation, National Spinning Company, Inc., The Bibb Company and Ameritex Fabric Yarn Company.

      Francis Goldwyn has been a director since 1996. Mr. Goldwyn for the past five years has been the President of Chapman Management Inc., a provider of strategic operating and financial consulting services.

      Morton Handel has been a director since 1996. Since 1997, Mr. Handel has been the President and Chief Executive Officer of Ranger Industries, Inc., an inactive company. Before 1997, Mr. Handel served as President of S&H Consulting Ltd., a financial consulting company. Presently, Mr. Handel is a director of CompUSA, Inc., Concurrent Computer Corp., Toy Biz, Inc. and Ranger Industries, Inc.

      Jim D. Waller has been a director since 1985. Mr. Waller became Chief Executive Officer of the Company in 1991 and President of the Company in 1987.

      David N. Weinstein has been a director since 1996. Mr. Weinstein has been a Managing Director of the High Yield Capital Markets Group at BancBoston Securities, Inc. since 1996. From 1993 to 1996, Mr. Weinstein was Managing Director and Co-Head of the High Yield Capital Markets Group at Chase Securities, Inc. Mr. Weinstein also serves on the Board of Directors of Homeland Holding Corporation.

      James A. Williams has been a director since 1996. In December 1997, Mr. Williams became a board member of Maidenform Worldwide, Inc., a manufacturer of women's intimate apparel, and became Chairman of the Board in January 1998. In addition, since 1993 he has been President and Chief Executive Officer of Great American Knitting Mills, Inc., a division of Biderman Industries, Inc. which filed for bankruptcy in July 1995. Mr. Williams also serves on the Board of Directors of The Bibb Company.

      Richard P. Thrush joined the Company in March 1998 as Senior Vice President-Finance and Administration, Chief Financial Officer, Secretary and Treasurer. Prior to joining Ithaca, Mr. Thrush was the President of Coralstone Associates, which provides business advisory services to consumer product companies, since 1997. From 1992 to 1997, Mr. Thrush was the Chairman and Chief Executive Officer of Block Industries, Inc., a men's sportswear company, which filed for bankruptcy in July 1996.

      David H. Jones joined the Company in January 1997 as Executive Vice President-Sales. Prior to joining Ithaca, Mr. Jones was with Gerber Childrenswear, Inc., which manufactures and distributes bed and bath products and apparel for children, where he served as President and Chief Executive Officer from 1994 to 1996 and as Vice President-Sales prior thereto.

      R. Dean Riggs joined the Company in August 1996 as Executive Vice President-Manufacturing. Mr. Riggs was previously employed by Sara Lee Knit Products, which manufactures and distributes men's, women's and children's underwear and activewear. From 1994 to 1995, Mr. Riggs was Vice President-Operations Planning, and from 1991 to 1994, Mr. Riggs was Vice President-Operations and Manufacturing.

      Brian F. Slagle joined the Company in March 1998. Prior to joining Ithaca, Mr. Slagle was the President of Glendale Hosiery Company, a manufacturer of women's hosiery, since 1995. From 1991 to 1995, Mr. Slagle was the Vice President of Glendale Hosiery Company.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth the names and addresses of the only persons known to the Company as of April 23, 1998 to be the beneficial owners (individually, each "Owner") of more than five percent of the Company's outstanding Common Stock and the number of shares of Common Stock so owned, to the Company's knowledge, as of such date. Such information is based upon a
Schedule 13G filed by each Owner with the Securities and Exchange Commission (the "Commission").

                 Security Ownership of Certain Beneficial Owners of more than Five Percent of Outstanding Shares

Name and Address                       Amount and Nature of          Percent of
of Beneficial Owner                    Beneficial Ownership           Class (1)
-------------------                    --------------------          ----------

The Northwestern Mutual Life             2,536,000 shares (2)          24.38%
  Insurance Company
720 East Wisconsin Ave.
Milwaukee, WI  53202

DDJ Capital Management LLC              1,494,326 shares (3)           14.37%
141 Linden Street, Suite 4
Wellesley, MA 02181

Merrill Lynch & Co.                     1,252,080 shares (4)           12.04%
Merrill Lynch, Pierce
  Fenner & Smith, Incorporated
World Financial Center
250 Vesey St.
New York, NY  10281

The Equitable Companies                 967,520 shares (5)               9.3%
  Incorporated
1290 Ave of the Americas
New York, NY  10104

Morgan Stanley, Dean Witter,            770,800 shares (6)              7.41%
  Discover & Co.
1585 Broadway
New York, NY  10036

Pacholder Associates, Inc.              764,400 shares (7)              7.35%
8044 Montgomery Road
Suite 382
Cincinnati, Ohio 45236

(1) Percentages are based upon the 10,400,000 shares of Common Stock outstanding at April 23, 1998. Percentages disclosed in the Schedule 13Gs submitted by each Owner are based on the number of shares of Common Stock outstanding at or before December 31, 1997, which was 10,000,000 shares.

(2) Based on information contained in a Schedule 13G filed with the Commission as of February 10, 1998, Northwestern Mutual Life Insurance Company claimed sole voting power and sole dispositive power with respect to 2,280,000 shares and shared voting power and shared dispositive power with respect to 256,000 shares. Of the 2,536,000 shares of Common Stock listed in such schedule, 136,000 shares of Common Stock are owned by the High Yield Bond Portfolio of Northwestern Mutual Series Fund, Inc., a wholly owned subsidiary of the Northwestern Mutual Life Insurance Company and 120,000 shares of Common Stock are held in The Such schedule also reports that Northwestern Mutual Life Insurance Company Group Annuity Separate Account. Such schedule also reports that Northwestern Mutual Investment Services, Inc., an indirect wholly owned subsidiary of The Northwestern Mutual Life Insurance Company serves as an investment advisor to the High Yield Bond Portfolio.

(3) Based on information contained in a Schedule 13D filed with the Commission as of April 7, 1998, DDJ Capital Management, LLC claimed sole voting power and sole dispositive power with respect to all 1,494,320 shares of Common Stock of The Galileo Fund, L.P. and DDJ Galileo, LLC claimed solve voting and sole dispositive power over 396,000 shares of Common Stock, Kepler Overseas Corp. claimed sole voting and sole dispositive power over 4,000 shares of Common Stock and B III Capital Partners, L.P. and DDJ Capital III, LLC claimed sole voting and sole dispositive power over 1,094,320 shares of Common Stock. According to such schedule, of such 1,494,320 shares of Common Stock, the Galileo Fund, L.P. owns, and DDJ Galileo, LLC and DDJ Capital Management, LLC beneficially own, as general partner and investment manager, respectively, of The Galileo Fund, L.P., 396,000 shares of Common Stock, Kepler Overseas Corp. owns, and DDJ Capital Management, LLC, as investment manager for Kepler Overseas Corp. beneficially owns, 4,000 shares of Common Stock and B III Capital Partners, L.P. owns, and DDJ Capital III, LLC and DDJ Capital Management, LLC beneficially own, as general partner and investment manager, respectively, of B III Capital Partners, L.P., 1,094,320 shares of Common Stock. Other than Kepler Overseas Corp., whose principal office is c/o Goldman Sachs (Cayman), Harbour Centre, Georgetown, Post Office Box 896, Grand Cayman Islands, all such entities' principal office is located at 141 Linden Street, Suite 4, Wellesley, MA 53202.

(4) Based on information contained in a Schedule 13G filed with the Commission as of May 9, 1997, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated claimed shared voting power and shared dispositive power with respect to all 1,252,080 shares.

(5) Based on information contained in a Schedule 13G filed jointly by The Equitable Companies Incorporated, Alpha Assurances Vie Mutuelle, AXA Assurances I.A.R.D

      Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtauge Assurance Mutuelle and AXA-UAP with the Commission as of February 10, 1998, each such entity claimed sole voting power and sole dispositive power with respect to all 967,520 shares of Common Stock. Such Schedule further indicates all 967,520 shares are held by Donaldson, Lufkin & Jenrette Securities Corporation, a subsidiary of the Equitable Companies Incorporated.

(6) Based on information contained in a Schedule 13G by filed with the Commission as of February 13, 1998, Morgan Stanley, Dean Witter, Discover & Co. claimed shared voting power and shared dispositive power with respect to all 770,800 shares of Common Stock, of which Morgan Stanley & Co., International Limited, a subsidiary of Morgan Stanley, Dean Witter, Discover & Co. claimed shared voting power and shared dispositive power with respect to 520,800 shares of Common Stock. Morgan Stanley & Co. International Limited principal place of business is 25 Cabot Square, Canary Wharf, London, E14 4QA, England.

(7) Based on information contained in a Schedule 13G filed with the Commission as of April 23, 1988, Pacholder Associates, Inc. claimed sole voting power and sole dispositive power with respect to all 764,400 shares.

      The following table sets forth, as of April 21, 1998, the beneficial ownership of the Company's Common Stock by: (a) the Company's executive officers named in the Summary Compensation Table below, (b) directors and (c) all executive officers and directors as a group. The following information was furnished by the respective directors or officers or obtained from the records of Ithaca.

                        Security Ownership of Management

                                      Shares Which
                           Number        May Be        Total Shares
                         of Shares   Acquired Within   Beneficially   Percent of
Name                       Owned       60 Days (1)        Owned        Class (2)
----                      -------     -------------      -------      ----------
Jim D. Waller               8,000        136,611         144,611         1.36%
R. Dean Riggs                   0         37,500          37,500           *
David H. Jones              6,000         34,999          40,999           *
Eric N. Hoyle(3)                0         32,499          32,499           *
Walter J. Branson               0          1,500           1,500           *
Marvin C. Crow                  0          1,500           1,500           *
Francis Goldwyn                 0          1,500           1,500           *
Morton E. Handel            1,000          1,500           2,500           *
Richard P. Thrush(4)        2,000              0           2,000           *
David N. Weinstein          2,000          1,500           3,500           *
James A. Williams               0          1,500           1,500           *
                         --------       --------        --------        -----
All directors and          19,000        250,609         269,609         2.54%
officers as a group
(10 persons)

---------------
* Less than 1%

(1)   Includes options to purchase shares within 60 days of April 21, 1998.

(2) Percentages are based upon the number of shares of Ithaca Common Stock outstanding at April 25, 1998, which was 10,400,000 shares, plus the number of shares that the group above had a right to acquire within 60 days of April 21, 1998.

(3) As of April 21, 1998, Mr. Hoyle was no longer an executive officer of the Company.

(4) Mr. Thrush, the Company's current Secretary, Chief Financial Officer and Treasurer, was not employed by the Company at its 1998 fiscal year end.

                REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

      Non-employee directors are paid $20,000 per year and an additional $1,500 each day the director attends a board or committee meeting.

      The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to the Company and its subsidiaries during each of the fiscal years 1998, 1997 and 1996 to the Chief Executive Officer and the other three executive officers of the Company.

                          Summary Compensation Table(1)

                                                                          Long-Term
                                                                        Compensation
                                             Annual Compensation            Awards
                                                                          Securities
                                       -------------------------------  --------------
                              Fiscal                      Other Annual  Underlying No.
Name and Principal Position    Year    Salary     Bonus   Compensation    of Options
----------------------------- ------   -------   -------  ------------  --------------
                                        ($)        ($)      ($) (2)

Jim D. Waller                  1998    498,346         0       1,296             0
Chairman, President and Chief  1997    490,988   422,005       1,219       273,224
Executive Officer              1996    490,984         0       1,219             0

R. Dean Riggs(3)               1998    202,326         0       1,293             0
Executive Vice President-      1997     80,641    46,369           0        75,000
Manufacturing                  1996          0         0           0             0

David H. Jones(4)              1998    216,614         0      58,549(5)          0
Executive Vice President-      1997      8,267     4,755           0        70,000
Sales                          1996          0         0           0             0

Eric N. Hoyle(6)               1998    203,080         0       1,270             0
Sr. Vice President             1997    190,500   109,538       1,219        65,000
Finance & Administration       1996    190,000         0       1,544             0
Chief Financial Officer

(1) As the Company only had three executive officers (other than the Chief Executive Officer), only such three executive officers are included in this table.

(2) Excluded perquisites and other personal benefits, securities or property which, in the aggregate did not exceed the lesser of $50,000 or 10% of the annual salary and bonus for each named executive officer.

(3)   Mr. Riggs joined the Company in August, 1996.

(4)   Mr. Jones joined the Company in January, 1997.

(5)   Includes moving expenses of $58,499.

(6)   Mr. Hoyle left the Company in March, 1998.

Employment Agreement

      On January 1, 1997, the Company entered into an employment agreement with Jim D. Waller, naming Mr. Waller as Chief Executive Officer (the "Employment Agreement"). The Employment Agreement expires on December 31, 1999, unless an extension is agreed to in writing by Ithaca and Mr. Waller. Under the Employment Agreement, Mr. Waller's base salary is $490,000 per year, subject to increases in the sole discretion of the Board. In addition to Mr. Waller's base salary, Mr. Waller is eligible to participate in any incentive compensation arrangement maintained generally by Ithaca for senior executive officers.

      If Mr. Waller's employment is terminated during the term of the Employment Agreement, he will be entitled to receive his base salary until termination. If such termination is without cause (defined as gross negligence that is materially detrimental to the Company; wilful, material, continued and bad faith failure to perform and discharge his duties and responsibilities; or conviction of a felony involving personal dishonesty) or if Mr. Waller resigns for good reason (defined as either a failure to re-elect him as Chief Executive Officer, an assignment of duties significantly different from Chief Executive Officer, a material limitation of the powers of Chief Executive Officer, a reduction in base salary, relocation from Wilkesboro, North Carolina or a failure to obtain the assumption of the Employment Agreement by a successor), until the expiration of the Employment Agreement, Mr. Waller will be entitled to receive 65% of his base salary if his employment terminates during the fiscal year ending in the third year prior to the expiration date, 80% of his base salary if his employment terminates during the fiscal year ending in the second year prior to the expiration date and 100% of his base salary if his employment is terminated thereafter. In the case of Mr. Waller's death during the term of the Employment Agreement, his designee, estate, personal or legal representative, as the case may be, shall be entitled to receive his then current base salary until the earlier of the first anniversary of his death or the date of expiration of the Employment Agreement. If Mr. Waller is mentally or physically incapacitated during the term of the Employment Agreement and is unable to perform his duties, he will be entitled to receive 50% of his base salary until the earlier of one year after his replacement or the expiration of the agreement.

      The Employment Agreement contains restrictions on disclosure by Mr. Waller of confidential information and restricts Mr. Waller's right to compete with the Company anywhere the Company does business during the term of his employment and for 24 months thereafter. As described above, the Employment Agreement is terminable upon the death of Mr. Waller, by the Company for cause (as defined above), upon disability or by Mr. Waller under certain circumstances. In addition, unless Mr. Waller's employment is terminated for cause (as defined above) by the Company, or Mr. Waller terminates his employment other than for good reason (as defined above), Mr. Waller is entitled to continue to participate in all group health, medical and employee benefits plans and programs to which he was previously entitled for the remaining term of the Employment Agreement.

                COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

      The following report submitted by the Compensation and Stock Option Committee of the Board of Directors addresses the Company's executive compensation policies for the fiscal year ended January 31, 1998.

      The Compensation and Stock Option Committee is composed of three members, all outside directors. The Compensation and Stock Option Committee provides guidance for the Company's executive compensation programs to insure a direct relationship between executive compensation and corporate performance. In addition, the Compensation and Stock Option Committee makes final decisions regarding stock option awards under the Company's plans.

      The executive compensation program is focused on attainment of sales goals and profitability targets. The Company's program consists of three principal types of compensation including annual base salary, incentive bonuses and stock option awards. Executive officers are rewarded when the Company achieves financial goals related to total revenues and net income and when the executive officer achieves individual performance goals related to the executive officer's specific area of responsibility.

Annual Base Salary

      Each year the Compensation and Stock Option Committee reviews the base salary of each executive officer as recommended by the Chief Executive Officer. Base salaries for executive officers were established at levels considered appropriate in light of the duties and scope of responsibilities of each officer's position and the salaries paid to comparable officers by other peer group companies.

Incentive Bonus

      Incentive bonuses, paid to executive officers in April following the fiscal year end, are based on the achievement of the Company's financial goals and the individual's performance goals. A bonus accrual is made based on achievement of the Company's goals. If the Company's goals are not made, the accrual may be reduced or eliminated. However, the Compensation and Stock Option Committee may choose to award a performance bonus to an executive officer based on individual performance goals. No executive officer received an incentive bonus for the fiscal year ended January 31, 1998.

Stock Options

      Stock options are awarded by the Compensation and Stock Option Committee to executive officers to provide incentive for the executive officer to focus on the future financial performance of the Company and as a means to encourage the officer to remain employed with the Company. Stock option grants are made when executive officers join the Company and thereafter at the discretion of the Compensation and Stock Option Committee. Because performance goals were not met, performance based stock options did not vest for the fiscal year ended January 31, 1998.

Chief Executive Officer

      The Compensation and Stock Option Committee determines the compensation package for the Chief Executive Officer by comparing his compensation package to the Chief Executive Officer compensation package of other peer group companies. The Compensation and Stock Option Committee also takes into consideration years of service, experience, leadership, dedication and vision.

      This report has been provided by the Compensation and Stock Option
Committee:

                      Walter J. Branson
                      David N. Weinstein
                      James A. Williams

                                PERFORMANCE GRAPH

      The following graph compares the cumulative total return on the Common Stock from the first trade of record after the initial exchange of the Company's Senior Subordinated Bonds for the Common Stock on May 19, 1997 to January 31, 1998, with the Russell 2000 Index and a peer group index prepared by Interstate Johnson Lane (the "Peer Group Index"), consisting of 25 public textile and apparel companies. All cumulative returns assume the investment of $100 in each of the Common Stock, the Russell 2000 Index and the Peer Group Index on May 19, 1997 (the first available stock quote on the Common Stock). The comparison assumes that all dividends are reinvested.

                               [GRAPHIC OMITTED]

                                        5/19/97       1/30/98
                                        -------       -------

         Ithaca Industries,  Inc.         100           46.2
         Russell 2000                     100          112.9
         Peer Group                       100          115.2

               COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

      During the Company's last fiscal year there were no Compensation and Stock Option Interlocks.

                 PROPOSAL 2: 1996 LONG-TERM STOCK INCENTIVE PLAN

Introduction

      The Ithaca 1996 Long-Term Stock Incentive Plan (the "LTIP") was adopted as part of the Company's plan of reorganization, dated as of August 29, 1996. The Board ratified its adoption on January 14, 1997. In order to preserve deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") of payments made to certain individuals under the LTIP by satisfying a special transition rule for plans adopted by private companies that become public, by its terms, the LTIP will terminate as of the date of the first meeting of the Stockholders of the Company at which directors are to be elected that occurs after the Company's registration of any class of common equity securities under Section 12 of the Securities and Exchange Act of 1934 (the "Exchange Act") and no awards may be granted thereafter unless the LTIP has been reapproved by the Company's Stockholders. Consequently, the Company is seeking the approval of the Stockholders to extend the terms of the LTIP until January 31, 2006. In all other respects, the LTIP will remain unchanged. If the Stockholders do not reapprove the LTIP, the LTIP will terminate in accordance with its terms and no further grants will be made. The following is a summary of the material features of the LTIP. The LTIP is incorporated by reference to the Company's Form 8-K, dated September 3, 1996.

Purposes

      The purposes of the LTIP are to promote the interests of Ithaca and its Stockholders by (i) attracting and retaining exceptional officers and other key employees and consultants of the Company and its subsidiaries; (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Administration

      The LTIP is administered by the Compensation and Stock Option Committee which by the terms of the LTIP is to be comprised of two or more members of the Board, each of whom is intended to be a "Director" (within the meaning of Rule 16b-3 promulgated under the Exchange Act and an "outside director" (within the meaning of Section 162 (m)) of the Code), although, the mere fact that the Compensation and Stock Option Committee does not consist of non-employee directors and outside directors will not invalidate any awards made by it.

Eligible Participants

      Any officer, other key employee or consultant to the Company or any of its subsidiaries who is not a member of the Compensation and Stock Option Committee is eligible to participate in the LTIP. The Compensation and Stock Option Committee has the sole and complete authority to determine the participants to whom awards shall be granted (a "Participant" or the "Participants"). The Company estimates that, as of the date of this Proxy Statement, approximately 38 individuals are eligible to participate in the LTIP.

Number of Shares Authorized under the LTIP

      The LTIP authorizes the grant of awards to Participants with respect to a maximum of 928,962 shares of the Common Stock, which awards may be made in the form of (a) nonqualified stock options, (b) stock options intended to qualify as incentive stock options under Section 422 of the Code, (c) stock appreciation rights, (d) restricted stock and/or restricted stock units, (e) performance awards and (f) other stock based awards. In any calendar year, a Participant may not receive stock options or stock appreciation rights for more than 273,224 shares of Common Stock. No more than 109,290 shares of Common Stock or the equivalent cash value thereof, may be paid to a Participant in connection with the settlement of any award(s) designated as a Performance Compensation Award (as defined below) in respect of a single performance period. Any Performance Compensation Award (as defined below) that is deferred shall not (between the date that the award is deferred and the payment date), increase (i) with respect to an award payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Compensation and Stock Option Committee or (ii) with respect to an award payable in shares of the Company, by an amount greater than the appreciation of a share of the Common Stock from the date such award is deferred to the payment date. If any award granted under the LTIP is forfeited, or if an award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then the shares of Common Stock covered by such award may be granted to another Participant pursuant to the terms of the LTIP, to the maximum extent permitted under Section 162(m) of the Code.

Terms and Conditions of Awards under the LTIP

      Stock options intended to qualify as incentive stock options will be subject to terms, conditions and such rules as may be prescribed by Section 422 of the Code. Additionally, non-qualified and incentive stock options granted under the LTIP shall be subject to such terms, including exercise price and conditions and timing of exercise, as may be determined by the Compensation and Stock Option Committee and specified in the applicable award agreement. Payment in respect of the exercise of an option granted under the LTIP may be made (a) in cash, (b) its equivalent, (c) if and to the extent permitted by the Compensation and Stock Option Committee and subject to such rules as may be established by the Compensation and Stock Option Committee, by exchanging Common Stock owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least 6 months), (d) through the delivery of irrevocable instructions to a broker to sell the Common Stock being acquired upon exercise of the option and to deliver promptly to the Company an amount equal to the aggregate exercise price or (e) by a combination of the foregoing, provided that the combined value of all cash, cash equivalents and the fair market value of shares of Common Stock so tendered to the Company (as of the date of such tender) is at least equal to the aggregate exercise price of the option.

      Stock appreciation rights granted under the LTIP may not be exercisable earlier than six months after the date of grant but shall otherwise be subject to such terms, including grant price and conditions and limitations applicable to exercise as may be determined by the Compensation and Stock Option Committee and specified in the applicable award agreement. Stock appreciation rights may be granted in tandem with another award, in addition to another award, or freestanding and unrelated to another award. A stock appreciation right shall entitle the Participant to receive an amount equal to the excess of the fair market value of a share of Common Stock over the grant price on the date of exercise thereof. The Compensation and Stock Option Committee shall determine whether a stock appreciation right shall be settled in cash, Common Stock or a combination of cash and Common Stock.

      Restricted stock and restricted stock units granted under the LTIP shall be subject to such terms and conditions as may be determined by the Compensation and Stock Option Committee in its sole discretion, including, without limitation, the duration of the period during which, and the conditions, if any, under which, the restricted stock and restricted stock units may be forfeited to the Company. Each restricted stock unit shall have a value equal to the fair market value of a share of Common Stock. Upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable award agreement, restricted stock units shall be paid in cash, shares of Common Stock, other securities or other property, as determined in the sole discretion of the Compensation and Stock Option Committee. Dividends paid on any shares of restricted stock may be paid directly to the participant, withheld by the Company subject to vesting of the restricted shares or may be reinvested in additional shares of restricted stock or in additional restricted stock units, as determined by the Compensation and Stock Option Committee in its sole discretion.

      Performance awards granted under the LTIP shall consist of a right denominated in cash or shares of Common Stock, payable at such time and in such form as the Compensation and Stock Option Committee shall determine, payable in amounts determined by the Compensation and Stock Option Committee, based upon the achievement of such performance goals during such performance periods as the Compensation and Stock Option Committee shall establish. Subject to the terms of the LTIP and any applicable award agreement, the Compensation and Stock Option Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award and the amount and kind of any payment or transfer to be made pursuant to any performance award. Performance awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Compensation and Stock Option Committee, on a deferred basis.

      In addition to the foregoing types of awards, the Compensation and Stock Option Committee shall have the authority to grant to Participants an "Other Stock-Based Award", which shall consist of any right which is (a) not a stock option, stock appreciation right, restricted stock or restricted unit award or performance award, and (b) an award of shares of Common Stock or an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares of Common Stock), as deemed by the Compensation and Stock Option Committee to be consistent with the purposes of the LTIP; provided that any such rights must comply, to the extent deemed desirable by the Compensation and Stock Option Committee, with Rule 16b-3 and applicable law. Subject to the terms of the LTIP and any applicable award agreement, the Compensation and Stock Option Committee shall determine the terms and conditions of any such other stock-based award, including the price, if any, at which securities may be purchased pursuant to any other stock-based award granted under the LTIP. In the sole and complete discretion of the Compensation and Stock Option Committee, an award, whether made as any other stock-based award or as any other type of award issuable under the LTIP, may provide the participant with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities or other property on a current or deferred basis.

      The Compensation and Stock Option Committee shall also have the discretion to designate any award as a "Performance Compensation Award." While awards in the form of stock options and stock appreciation rights are intended to qualify as "Performance-Based Compensation" under Section 162(m) of the Code, provided that the exercise price or the grant price, as the case may be, is established by the Compensation and Stock Option Committee to be equal to the fair market value per share of Common Stock as of the date of grant, this form of award enables the Compensation and Stock Option Committee to treat certain other awards under the LTIP as Performance Based Compensation and thus preserve deductibility by the Company for federal income tax purposes of such awards which are made to participants in the LTIP.

      Each Performance Compensation Award shall be payable only upon achievement over a specified performance period of a duration of at least one year of a pre-established objective performance goal established by the Compensation and Stock Option Committee for such period. The Compensation and Stock Option Committee may designate one or more performance criteria for purposes of establishing a performance goal with respect to Performance Compensation Awards made pursuant to the LTIP. The performance criteria that will be used to establish such performance goals shall be based on the attainment of specific levels of performance of the Company (or subsidiary, affiliate, division or operational unit of the Company) and shall be limited to the following: return on net assets, return on shareholders' equity, return on assets, return on capital, shareholder returns, profit margin, earnings before interest, taxes, depreciation and amortization, earnings per share, net earnings, operating earnings, price per share, sales or market share.

      With regard to a particular performance period, the Compensation and Stock Option Committee shall have the discretion, subject to the terms of the LTIP, to select the length of the performance period, the type(s) of Performance Compensation Award(s) to be issued, the performance goals that will be used to measure performance for the period and the performance formula that will be used to determine what portion, if any, of the Performance Compensation Award has been earned for the period. Such discretion shall be exercised by the Compensation and Stock Option Committee in writing no later than 90 days after the commencement of the period. Performance for the period shall be measured and certified by the Compensation and Stock Option Committee upon the period's close. In determining entitlement to payment in respect of a Performance Compensation Award, the Compensation and Stock Option Committee may through use of negative discretion reduce or eliminate such award, provided such discretion is permitted under Section 162(m) of the Code. The Compensation and Stock Option Committee may not use negative discretion with respect to any option or stock appreciation right other than an option or stock appreciation right that is intended to be a Performance Compensation Award.

      In the event that the Compensation and Stock Option Committee determines that any corporate transaction or event affects the shares of Common Stock awarded pursuant to the LTIP, such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the LTIP, then the Compensation and Stock Option Committee shall, in such manner as it may deem equitable, adjust any or all of
(a) the number of shares or other securities of the Company (or number and kind of other securities or property) with respect to which awards may be granted,
(b) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding awards and (c) the grant or exercise price with respect to any award or (d) if deemed appropriate, make provision for a cash payment to the holder of an outstanding award in consideration for the cancellation of such award; provided, in each case that no such adjustment shall be authorized to the extent such authority would cause an award designated by the Compensation and Stock Option Committee as a Performance Compensation Award or an option or stock appreciation right with an exercise price or grant price (as applicable) equal to the fair market value of a share of Common Stock to fail to qualify as Performance Based Compensation.

Change of Control

      In the event of a Change of Control of the Company (as defined in the LTIP), any outstanding awards which are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested as of immediately prior to the Change of Control.

Transferability

      Each award and each right under any award, shall be exercisable only by the Participant during the Participant's lifetime or if permissible under applicable law, by the Participant's guardian or legal representative. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

Amendment

      The Board may amend, alter, suspend, discontinue, or terminate the LTIP or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without Stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act or Code
Section 162(m) (provided that the Company is subject to the requirements of Section 16 of the Exchange Act or Code Section 162(m), as the case may be, as of the date of such action).

Awards and Anticipated Awards

      As of April 15, 1998, options representing 918,679 shares of Common Stock were awarded to 42 individuals (4 of whom have left the employ of the Company) and Alvarez & Marsal, Inc. Options representing 519,405 shares of Common Stock were awarded as nonqualified stock options, of which 359,354 were vested as of January 31, 1998. Options representing 399,280 shares of Common Stock were awarded as Performance Compensation Awards, of which 126,695 were vested as of April 15, 1998.

      No determination has been made by the Board or the Compensation and Stock Option Committee regarding the number of awards to be granted in the future.

Federal Income Tax Consequences Relating to the LTIP

      The federal income tax consequences of the grant and exercise of an option are summarized below. The summary is not intended to be complete and is not intended as tax advice to any person.

      Nonqualified Stock Options. The grant of a nonqualified stock option has no immediate federal income tax effect; the Participant will not recognize taxable income and the Company will not receive a tax deduction. When the Participant exercises the option, the Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price, and the Company will generally receive a tax deduction equal to the amount of income recognized. Nonqualified stock options granted under the LTIP are intended to qualify as qualified-performance-based compensation for purposes of Section 162(m) of the Code.

      Incentive Stock Options. When a Participant is granted an incentive stock option, or when the Participant exercises the option, the Participant will generally not recognize taxable income (except for purposes of the alternative minimum tax) and the Company will not receive a tax deduction, unless the Participant does not hold the shares of Common Stock for at least two years from the date of grant and one year from the date of exercise (the "Holding Period"). If the Participant does hold the shares of Common stock for the required Holding Period, any gain or loss upon a subsequent disposition of the shares of Common Stock will be treated as long-term capital gain or loss.

      Stock Appreciation Rights. No income will be recognized by a Participant at the time a restricted stock award is granted. The vesting of the shares of Common Stock subject to the award is generally a taxable event which requires the Participant to recognize, as ordinary income, the then fair market value of the shares of Common Stock. Ithaca ordinarily will be entitled to claim a federal income tax deduction in an amount equal to the ordinary income recognized by the Participant. A Participant may elect pursuant to Section 83(b) of the Code to have the income recognized at the date the award is granted on the then fair market value of the shares of Common Stock. In the case of an 83(b) election, Ithaca will be entitled to a corresponding deduction at the time of the grant.

      Restricted Stock Awards. If Common Stock received pursuant to a stock award made through the LTIP is subject to a restriction on continued ownership which is dependent upon the recipient continuing to perform services for the Company (a "risk of forfeiture"), the Participant should not recognize compensation income upon receipt of the shares of Common Stock unless he/she makes a so-called "83(b) election" as discussed below. Instead, the Participant will recognize compensation income (and the Company will be entitled to a deduction) when the shares of Common Stock are no longer subject to a risk of forfeiture, in an amount equal to the fair market value of such Common Stock at such time. Absent a Participant making an 83(b) election, dividends paid with respect to shares of Common Stock which are subject to a risk of forfeiture will be treated as compensation income for the Participant (and a compensation deduction will be available to the Company for the dividend) until the shares of Common Stock are no longer subject to a risk of forfeiture.

      Performance Awards. Normally, a participant will not recognize taxable income upon the grant of such awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any Common Stock received will constitute ordinary income to the Participant. The Company will also then be entitled to deduction in the same amount.

Vote Required

      The vote required to reapprove the LTIP is a majority of the votes of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote, provided a quorum is present. Abstentions will have the effect of a vote against the LTIP and broker non-votes will have no effect on the outcome of the vote.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REAPPROVAL OF THE LTIP.

                     PROPOSAL 3: 1997 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

Introduction

      On July 24, 1997, the Board adopted the Ithaca 1997 Stock Option Plan for Non-Employee Directors (the "1997 Plan"). The Company is currently contemplating the submission of an application to be listed on the NASDAQ National Market. Consequently, the Company is seeking Stockholder approval of the 1997 Plan in order to assure compliance with NASDAQ National Market stockholder approval requirements for plans which grant capital stock to directors, should the Company become subject to such requirements. The following is a summary of the material features of the 1997 Plan. The 1997 Plan is incorporated by reference to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-1, dated October 29, 1997.

Purposes

      The purpose of the 1997 Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of shares of Common Stock of the Company by non-employee directors of the Company and to help the Company secure and retain the services of such non-employee directors.

Administration

      The 1997 Plan is intended to be a self-governing formula plan. To this end, the 1997 Plan requires minimal discretionary action by any administrative body with regard to any transaction under the 1997 Plan. To the extent, if any, that questions of administration arise, these shall be resolved by the Board. Subject to the express provisions of the 1997 Plan, the Board shall have plenary authority to interpret the 1997 Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary and advisable for the administration of the 1997 Plan. The determination of the Board shall be conclusive.

Eligible Participants

      The 1997 Plan enables the Company to make nonqualified stock option grants to directors of the Company who are not employees of the Company or its affiliates. There are currently six non-employee directors.

Number of Shares Authorized Under the 1997 Plan

      Options representing 45,000 shares of Common Stock ("Director Shares") are available for award under the 1997 Plan. If, and to the extent that, options granted under the 1997 Plan terminate, expire or are canceled for any reason before they are exercised, new options may be granted in respect of the Director Shares covered by such terminated, expired or canceled options. In addition, the 1997 Plan provides the

Board with discretion to adjust any or all of (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which options may be granted, (2) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding options and (3) the grant or exercise price with respect to any option if deemed appropriate, make provision for a cash payment to the holder of an outstanding option in consideration for the cancellation of such option, if the Board determines that certain corporate transactions or events affect the Director Shares such that an adjustment would be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1997 Plan.

Terms and Conditions of Awards Under the 1997 Plan

      Each option granted under the 1997 Plan will vest and become exercisable on the date immediately preceding the Company's Annual Meeting which first occurs after the date of grant, provided that the director is in the service of the Company on such date. If a director ceases to serve the Company as a director, any options which have not vested will be canceled by the Company without consideration.

      Each vested option will terminate on the earliest of the following (1) ten years from the date of grant, (2) one year from the termination of the optionee's service as a Non-Employee Director due to death or disability (as defined in the 1997 Plan), (3) six months from the termination of the optionee's service as a Non-Employee Director due to the expiration (and non-renewal) of the term for which the optionee was elected to serve, or (4) the date the optionee is removed as a director or resigns as a director prior to the end of the term for which such director was elected to serve.

      All options granted on July 24, 1997 have an exercise price of $6.00 per share. If the Common Stock is trading on an over-the-counter market, the exercise price for any future grants under the 1997 Plan will be equal to the mean between the reported high and low sales prices of the Common Stock on the date immediately preceding the date of grant, or if there were no sales on such date, on the closest preceding date on which there were sales of Common Stock; however, if the Common Stock is not trading on an over-the-counter-market, the exercise price will be the fair market value of a share of Common Stock as of the date such option is granted, as determined in good faith by the Board.

      Any Director Shares purchased are to be paid for in cash, or its equivalent or (1) by exchanging Common Stock owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least six months), (2) subject to such rules as may be established by the Board, through delivery of irrevocable instructions to a broker to sell the Common Stock deliverable upon the exercise of the option and to deliver promptly to the Company an amount equal to the aggregate exercise price or (3) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the fair market value of any Common Stock so tendered to the Company, as of the date of such tender, is at least equal to such aggregate exercise price.

Change of Control

      In the event of a Change of Control of the Company (as defined in the 1997
Plan), any outstanding awards then held by an optionee which are unexercisable or otherwise unvested will automatically be deemed exercisable or otherwise vested immediately prior to such Change of Control.

Amendment

      The Board may terminate or amend the 1997 Plan at any time, provided that
(1) any such amendment complies with all applicable laws and applicable stock exchange listing requirements, (2) any amendment or termination for which Stockholder approval is necessary to comply with any tax or regulatory requirement will not be effective until such approval has been obtained and (3) no amendment or termination, without the consent of the holder of an option under the 1997 Plan, may adversely affect the rights of such person with respect to any option previously granted.

Transferability

      During the optionee's lifetime, only the optionee (or, if permissible under applicable law, the optionee's legal guardian or representative) may exercise an option. Furthermore, no option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by an optionee other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any of its affiliates, provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

Awards and Anticipated Awards

      Pursuant to the 1997 Plan, each person who served as a Non-Employee Director on July 24, 1997 was granted an option to purchase 1,500 Director Shares. Thereafter, during the term of the 1997 Plan, each year, each person who is a Non-Employee Director on the date immediately after the Annual Meeting will receive an option to purchase 1,500 shares of Common Stock, on such date, however, if the Company's equity securities are listed on a national securities exchange or an over-the-counter-market, such options will be granted only if the 1997 Plan has been approved by the Stockholders of the Company prior to the date of grant.

Federal Income Tax Consequences Relating to the 1997 Plan

      The 1997 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 401(a) of the Code.

All options granted under the 1997 Plan will be nonqualified stock options subject to Section 83 of the Code.

Vote Required

      The vote required to approve the 1997 Plan is a majority of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote, provided a quorum is present. Abstentions will have the effect of a vote against the 1997 Plan and broker non-votes will have no effect on the outcome of the vote.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1997 PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The accounting firm of KPMG Peat Marwick LLP ("KPMG") was selected by the Board as the Company's independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ended January 31, 1998. An independent public accountant has not yet been selected for the current fiscal year because the Company is still in the process of reviewing proposals from various independent public accountants to perform its accounting and auditing work.

      A representative of KPMG is expected to be present at the Annual Meeting, will have the opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

                            SECTION 16(a) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

      There was a failure by each of Walter J. Branson, Marvin B. Crow, Francis Goldwyn, Morton Handel, David N. Weinstein and James A. Williams to file a Form 3, an Initial Statement of Beneficial Ownership of Securities, on a timely basis with the Commission as required under Section 16(a) of the Exchange Act.

                                  MISCELLANEOUS

Stockholder Proposals

      Pursuant to the By-Laws of the Company, proposals of Stockholders intended to be presented at the 1999 Annual Meeting must be received by management of the Company at its executive offices not less than 60 and no more than 90 days in advance of June 10, 1999.

Other Business

      As of the date of this Proxy Statement, the Board is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business be properly brought before the Annual Meeting, it is intended that the accompanying proxy will be voted thereon in the discretion of the person named as proxies.

Date:  May 1, 1998                                    By Order of the Board of
                                                      Directors,


                                                      /s/ Jim D. Waller

                                                      Jim D. Waller
                                                      Chairman of the Board,
                                                      Chief Executive Officer,
                                                      President and Director

                                                                       EXHIBIT A

                             ITHACA INDUSTRIES, INC.

                       1996 Long-Term Stock Incentive Plan

      SECTION 1. Purpose. The purposes of this Ithaca Industries, Inc. 1996 Long-Term Stock Incentive Plan are to promote the interests of Ithaca Industries, Inc. and its stockholders by (i) attracting and retaining exceptional officers and other key employees and consultants of the Company and its Subsidiaries, as defined below; (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and
(iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

      SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

      "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by or controls the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

      "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Other Stock-Based Award or Performance Compensation Award.

      "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

      "Board" shall mean the Board of Directors of the Company.

      "Change of Control" shall mean the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any "person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than a disposition to a Person or Persons who are the "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of at least fifty percent (50%) of the combined voting power of the outstanding voting stock of the Company at the time of disposition, (ii) any person or group other than the Company, any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Shares of the Company) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board, then in office); provided that in no event shall any public offering of the Company's equity securities pursuant to an effective registration statement under the Securities Act of 1933 be deemed to constitute a Change of Control.

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      "Committee" shall mean (i) a committee of the Board designated by the Board to administer the Plan and composed of not less two directors, each of whom is intended to be a "Non-Employee Director" (within the meaning of Rule 16b-3) and an "outside director" (within the meaning of Code section 162(m)) to the extent Rule 16b-3 and Code section 162(m), respectively, are applicable to the Company or (ii) during any period when Rule 16b-3 and Code section 162(m) are not applicable to the Company, if at any time such a committee has not been so designated by the Board, the Board or any authorized committee thereof.

      "Company" shall mean Ithaca Industries, Inc., together with any successor thereto.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" shall mean, (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (B) with respect to the Shares, as of any date, (i) the mean between the high and low sales prices of the Shares as reported on the composite tape for securities traded on the New York Stock Exchange for the immediately preceding trading date (or if not then trading on the New York Stock Exchange, the mean between the high and low sales price of the Shares on the stock exchange or over-the-counter market on which the Shares are principally trading on such date), or if there were no sales on such date, on the closest preceding date on which there were sales of Shares or
(ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.

      "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

      "Negative Discretion" shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award; provided that the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as "Performance-Based Compensation" under Section 162(m) of the Code. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan including, but not limited to, Negative Discretion, be used to (a) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (b) increase a Performance Compensation Award above the maximum amount payable under Sections 4(a) or 11(d)(vi) of the Plan. Notwithstanding anything herein to the contrary, in no event shall Negative Discretion be exercised by the Committee with respect to any Option or Stock Appreciation Right (other than an Option or Stock Appreciation Right that is intended to be a Performance Compensation Award under
Section 11 of the Plan).

      "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

      "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

      "Other Stock-Based Award" shall mean any right granted under Section 10 of the Plan.

      "Participant" shall mean any officer or other key employee or consultant of the Company or its Subsidiaries eligible for an Award under Section 5 and selected by the Committee to receive an Award under the Plan.

      "Performance Award" shall mean any right granted under Section 9 of the Plan.

      "Performance Compensation Award" shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

      "Performance Criteria" shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Subsidiary, Affiliate, division or operational unit of the Company) and shall be limited to the following: Return on net assets, return on shareholders' equity, return on assets, return on capital, shareholder returns, profit margin, earnings before interest, taxes, depreciation and amortization (EBITDA), earnings per Share, net earnings, operating earnings, market price per Share and sales or market share. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

      "Performance Formula" shall mean, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

      "Performance Goals" shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter (but only to the extent the exercise of such authority after the first 90 days of a Performance Period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as Performance-Based Compensation under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company; or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

      "Performance Period" shall mean the one or more periods of time of at least one year in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Compensation Award.

      "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

      "Plan" shall mean this Ithaca Industries, Inc. 1996 Long-Term Stock Incentive Plan.

      "Restricted Stock" shall mean any Share granted under Section 8 of the Plan.

      "Restricted Stock Unit" shall mean any unit granted under Section 8 of the Plan.

      "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

      "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

      "Shares" shall mean the common shares of the Company, $.01 par value, or such other securities of the Company (i) into which such common shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (ii) as may be determined by the Committee pursuant to Section 4(b).

      "Stock Appreciation Right" shall mean any right granted under Section 7 of the Plan.

      "Subsidiary" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee

      "Substitute Awards" shall have the meaning specified in Section 4(c).

      SECTION 3. Administration. (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant and designate those Awards which shall constitute Performance Compensation Awards; (iii) deter-mine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award (subject to Section 162(m) of the Code with regard to Performance Compensation Awards) shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;
(ix) establish and administer Performance Goals and certify whether, and to what extent, they have been attained; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

      (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder.

      (c) The mere fact that a Committee member shall fail to qualify as a "Non-Employee Director" or "outside director" within the meaning of Rule 16b-3 and Code section 162(m), respectively, shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan.

      (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

      (e) With respect to any Performance Compensation Award granted to a Participant under the Plan, the Plan shall be interpreted and construed in accordance with Section 162(m) of the Code.

      SECTION 4. Shares Available for Awards.

      (a) Shares Available. Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Awards may be granted under the Plan shall be 928,962; the maximum number of Shares with respect to which Options and Stock Appreciation Rights may be granted to any Participant in any fiscal year shall be 273,224 and the maximum number of Shares which may be paid to a Participant in the Plan in connection with the settlement of any Award(s) designated as Performance Compensation Awards in respect of a single Performance Period shall be 109,290 or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then the Shares covered by such Award shall, to the maximum extent permitted under Section 162(m) of the Code, again be, or shall become, Shares with respect to which Awards may be granted hereunder.

      (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted,
(ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award; provided, in each case, that no such adjustment shall be authorized to the extent that such authority or adjustment would cause an Award designated by the Committee as a Performance Compensation Award under Section 11 of the Plan or an Option or Stock Appreciation Right with an exercise price or grant price (as applicable) equal to Fair Market Value of a Share to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

      (c) Substitute Awards. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines ("Substitute Awards"). The number of Shares underlying any Substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan.

      (d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

      SECTION 5. Eligibility. Any officer or other key employee or consultant to the Company or any of its Subsidiaries (including any prospective officer, key employee or consultant), who is not a member of the Committee, shall be eligible to be designated a Participant.

      SECTION 6. Stock Options.

      (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to Non-Qualified Stock Options.

      (b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement.

      (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable. Options with an exercise price equal to the Fair Market Value per Share as of the date of grant are intended to qualify as "performanced-based compensation" under Section 162(m) of the Code. In the sole discretion of the Committee, Options may be granted with an exercise price that is less than the Fair Market Value per Share and such Options may, but need not, be intended to qualify as Performanced Based Compensation in accordance with Section 11 hereof.

      (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, (i) by exchanging Shares owned by the optionee

(which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least 6 months) or (ii) subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell such Shares and deliver promptly to the Company an amount equal to the aggregate exercise price, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

      SECTION 7. Stock Appreciation Rights.

      (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights with a grant price equal to the Fair Market Value per Share of the date of grant are intended to qualify as "performanced-based compensation" under Section 162(m) of the Code. In the sole discretion of the Committee, Stock Appreciation Rights may be granted with a grant price that is less than the Fair Market Value per Share and such Options may, but need not, be intended to qualify as Performanced Based Compensation in accordance with Section 11 hereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after the date of grant.

      (b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

      (c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

      SECTION 8. Restricted Stock and Restricted Stock Units.

      (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

      (b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

      (c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Shares pursuant to the terms of the applicable Award Agreement, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

      SECTION 9. Performance Awards.

      (a) Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a "Performance Award", which shall consist of a right which is (i) denominated in cash or Shares, (ii) payable in amounts, as determined by the Committee, based upon the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

      (b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

      (c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

      SECTION 10. Other Stock-Based Awards.

      (a) General. The Committee shall have authority to grant to Participants an "Other Stock-Based Award", which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, including the price, if any, at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan.

      (b) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this
Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

      SECTION 11. Performance Compensation Awards.

      (a) General. The Committee shall have the authority, at the time of grant of any Award described in Sections 6 through 10 (other than Options and Stock Appreciation Rights granted with an exercise price or grant price, as the case may be, equal to the Fair Market Value per Share on the date of grant, to designate such Award as a Performance Compensation Award in order to qualify such Award as Performance-Based Compensation under Section 162(m) of the Code.

      (b) Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code) which Participant will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 11. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as

Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

      (c) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is(are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 11(c) and record the same in writing.

      (d) Payment of Performance Compensation Awards

      (i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

      (ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (1) the Performance Goals for such period are achieved; and (2) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance Award has been earned for the Performance Period.

      (iii) Certification. Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion, if and when it deems appropriate.

      (iv) Negative Discretion. In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgement, such reduction or elimination is appropriate.

      (v) Timing of Award Payments. The Awards granted for a Performance Period shall be paid to Participants as soon as administratively possible following completion of the certifications required by this Section 11.

      (vi) Maximum Award Payable. Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period is 109,290 Shares or, in the event the Performance Compensation Award is paid in cash, the equivalent cash value thereof on the last day of the Performance Period to which such Award relates. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in Shares, by an amount greater than the appreciation of a Share from the date such Award is deferred to the payment date.

      SECTION 12. Amendment and Termination.

      (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act or Code section 162(m) (provided that the Company is subject to the requirements of Section 16 of the Exchange Act or Code section 162(m), as the case may be, as of the date of such action).

      (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

      (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority or adjustment would cause an Award designated by the Committee as a Performance Compensation Award under Section 11 of the Plan to fail to qualify as "Performance-Based Compensation" under Section 162(m) of the Code.

      SECTION 13. Change of Control. In the event of a Change of Control after the date of the adoption of this Plan, any outstanding Awards then held by Participants which are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change of Control.

      SECTION 14. General Provisions.

      (a) Nontransferability.

      (i) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative.

      (ii) No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

      (b) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

      (c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (d) Withholding. A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

      (e) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

      (f) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

      (g) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

      (h) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

      (i) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

      (j) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to such applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

      (k) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

      (l) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

      (m) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

      (n) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

      SECTION 16. Term of the Plan.

      (a) Effective Date. The Plan shall be effective as of the date of its approval by the shareholders of the Company.

      (b) Expiration Date. Unless sooner terminated by the Board, the Plan shall remain effective until January 31, 2006 (the "Expiration Date"). No Award shall be granted under the Plan after the first meeting of shareholders of the Company at which directors are to be elected that occurs after the Company's registration of any class of common equity securities under Section 12 of the Securities Exchange Act of 1934 unless the Plan has been re-approved by the Company's shareholders. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the Expiration Date.

                                                                       EXHIBIT B

                             ITHACA INDUSTRIES, INC.

                1997 Stock Option Plan For Non-Employee Directors

      Ithaca Industries, Inc., a Delaware corporation (the "Company"), hereby formulates and adopts the following Stock Option Plan (the "Plan") for non-employee directors of the Company.

      1. Purpose. The purpose of the Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of shares of common stock, par value $.01 per share, of the Company (the "Shares") by non-employee directors of the Company and to help the Company secure and retain the services of such non-employee directors.

      2. Administration.

            (a) The Plan is intended to be a self-governing formula plan. To this end, the Plan requires minimal discretionary action by any administrative body with regard to any transaction under the Plan. To the extent, if any, that questions of administration arise, these shall be resolved by the Board of Directors of the Company (the "Board of Directors").

            (b) Subject to the express provisions of the Plan, the Board of Directors shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary and advisable for the administration of the Plan. The determination of the Board of Directors shall be conclusive.

      3. Common Stock Subject to Options.

            (a) Subject to the adjustment provisions of Paragraph 23 below, a maximum of 45,000 Shares may be made subject to options granted under the Plan (each an "Option"). If, and to the extent that, Options granted under the Plan shall terminate, expire or be canceled for any reason without having been exercised, new Options may be granted in respect of the Shares covered by such terminated, expired or canceled Options. The granting and terms of such new Options shall comply in all respects with the provisions of the Plan.

            (b) Shares issued upon the exercise of any Option granted under the Plan may be authorized and unissued Shares or issued Shares held in the

Company's treasury or both. There shall be reserved at all times for sale under the Plan a number of Shares, of either authorized and unissued Shares, Shares held in the Company's treasury, or both, equal to the maximum number of Shares which may be purchased pursuant to Options granted or that may be granted under the Plan.

      4. Individuals Eligible. Only directors of the Company who are not employees of the Company or any affiliate of the Company ("Outside Directors") shall participate in the Plan.

      5. Grant of Options. A director receiving an Option pursuant to the Plan is hereinafter referred to as an "Optionee."

            (a) On the Effective Date (as defined in Section 27(a) hereof) the compensation committee of the Board approved the grant to each person who was an Outside Director on the Effective Date of an Option to purchase 1,500 Shares on the Effective Date on terms and conditions consistent with those contained herein. Such Options shall be subject to the terms and provisions of the Plan.

            (b) Each person who is an Outside Director on the date immediately after each of the Company's annual meetings of its stockholders occurring after the Effective Date and during the term of the Plan and after approval by the Board of the Plan will receive, on such date (the "Annual Grant Date"), an Option to purchase 1,500 Shares; provided, however, that if on such Annual Grant Date the Company's equity securities are listed on a national securities exchange, such Options will be granted only if the Plan has been approved by the stockholders of the Company prior to such Annual Grant Date.

      6. Type of Options. All Options granted under the Plan shall be "nonqualified" stock options subject to the provisions of section 83 of the Internal Revenue Code of 1986, as amended (the "Code").

      7. Form of Agreements with Optionees. Each Option granted pursuant to the Plan shall be evidenced by a written option agreement (an "Option Agreement") and shall have such form, terms and provisions, not inconsistent with the provisions of the Plan, as the Board of Directors shall provide for in such Option Agreement.

      8. Price.

            (a) The exercise price per Share purchasable under any Option granted pursuant to the Plan on the Effective Date shall be $6.00.

            (b) The exercise price per Share purchasable under all other Options granted pursuant to the Plan shall be the Fair Market Value (as defined below) of a Share as of the date such Option is granted.

            For purposes of the Plan, "Fair Market Value" of a Share as of any grant date shall mean:

                  (i) the mean between the high and low sales prices of a Share as reported on the composite tape for securities traded on the New York Stock Exchange for the immediately preceding trading date (or if not then trading on the New York Stock Exchange, the mean between the high and low sales price of a Share on the stock exchange or over-the-counter market on which the Shares are principally trading on such date), or if, there were no sales on such date, on the closest preceding date on which there were sales of Shares; or

                  (ii) in the event there shall be no public market for the Shares on such date, the fair market value of a Shares as determined in good faith by Board of Directors.

      9. Vesting of Options.

            (a) Each Option granted to an Optionee hereunder shall vest and become exercisable on the date immediately preceding the Company's annual stockholders' meeting which first occurs after the date of grant; provided that the Optionee continues in the service of the Company as a director until such date. At any given time, the portion of the Option which has become vested and exercisable as described above (or pursuant to subsection (c) below) is hereinafter referred to as the "Vested Portion."

            (b) If the Optionee's service with the Company is terminated for any reason, the Option shall, to the extent not then vested, be cancelled by the Company without consideration and the Vested Portion of the Option shall remain exercisable as set forth in Section 10 below.

            (c) Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control (as defined below) the Option shall to the extent not yet vested, immediately become fully vested and exercisable as of immediately prior to such Change of Control.

      For purposes of this Plan, "Change of Control" shall mean the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any "person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act") other than a disposition to a person or persons who are the "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all Shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of at least fifty percent (50%) of the combined voting power of the outstanding voting stock of the Company at the time of disposition, (ii) any person or group (other than the Company, any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Shares of the Company) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all Shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board, then in office; provided that in no event shall any public offering of the Company's equity securities pursuant to an effective registration statement under the Securities Act of 1933 be deemed to constitute a Change of Control.

            10. Duration of Options. Notwithstanding any provision of the Plan to the contrary, the unexercised portion of any Option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

            (a) The expiration of ten years from the date on which such Option was granted;

            (b) The expiration of one year from the date the Optionee's service as an Outside Director shall terminate due to death or "Disability" (as defined below);

            (c) The expiration of six months from the date the Optionee's service as an Outside Director shall terminate due to the expiration (and non-renewal) of the term for which he was elected to serve; and

            (d) the date the Optionee is removed as a Director or resigns as a director prior to the end of the term for which such director was elected to serve.

      For purposes of this Plan, "Disability" shall mean the Optionee becoming physically or mentally incapacitated and consequently unable, for a period of six (6) months in any twelve (12) consecutive month period, to perform his duties as a director of the Company.

      11. Exercise of Options.

            No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent or (i) by exchanging Shares owned by the Optionee (which are not the subject of any pledge or other security interest and which have been owned by such Optionee for at least 6 months), (ii) subject to such rules as may be established by the Board of Directors, through delivery of irrevocable instructions to a broker to sell the Shares deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

      12. Nontransferability of Options.

            (a) During the Optionee's lifetime, each Option, and each right under any Option, shall be exercisable only by the Optionee, or, if permissible under applicable law, by the Optionee's legal guardian or representative.

            (b) No Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by an Optionee otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any of its affiliates; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

      13. Share Certificates. All certificates for Shares or other securities of the Company or any of its affiliates delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board of Directors may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Board of Directors may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      14. No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any of its affiliates from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of compensatory awards (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

      15. No Right to Continued Director Status. The grant of an Option shall not be construed as giving an Optionee the right to continue to serve as an Outside Director or otherwise be retained in the employ of, or in any consulting relationship to, the Company or any of its affiliates.

      16. No Rights as Stockholder. Subject to the provisions of the applicable Option Agreement, no Optionee or holder or beneficiary of any Option shall have any rights as a stockholder with respect to any Shares or other securities to be distributed under the Plan until he or she has become the holder of such Shares or other securities.

      17. Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Option Agreement shall be determined in accordance with the laws of the State of Delaware.

      18. Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person, entity or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Board of Directors, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board of Directors, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person, entity or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

      19. Other Laws. The Board of Directors may refuse to issue or transfer any Shares or other consideration under an Option if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by an Optionee, other holder or beneficiary in connection with the exercise of such Option shall be promptly refunded to the relevant Optionee, holder or beneficiary. Without limiting the generality of the foregoing, no Option granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Board of Directors in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

      20. No Trust or Fund Created. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any of its affiliates and an Optionee or any other person or entity. To the extent that any person acquires a right to receive payments from the Company or any of its affiliates pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company or any of its affiliates.

      21. No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Board of Directors shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

      22. Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

      23. Adjustment Upon Changes in Capitalization, etc. In the event that the Board of Directors determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board of Directors in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board of Directors shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Options may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Options, and (iii) the grant or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option in consideration for the cancellation of such Option.

      24. Purchase for Investment. Whether or not the Options and Shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such Shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any Shares issued or transferred to the Optionee upon the exercise of any option granted under the Plan.

      25. Amendment/Termination. The Plan may be terminated or amended at any time by the Board of Directors; provided, however, that (i) any such amendment shall comply with all applicable laws and applicable stock exchange listing requirements and (ii) no such termination or amendment shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan and provided that no termination or amendment of the Plan, without the consent of the Optionee, may adversely affect the rights of such person with respect to any Option previously granted under the Plan.

      26. Withholding. An Optionee may be required to pay to the Company and the Company shall have the right and is hereby authorized to withhold from the settlement of any Option granted hereunder or from any compensation or other amount owing to an Optionee the amount (in cash, Shares, other securities, or other property) of any applicable withholding taxes in respect of an Option or its exercise and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

      27. Term of the Plan.

            (a) Effective Date. The Plan shall be effective as of May 14, 1997.

            (b) Expiration Date. No Option shall be granted under the Plan after May 13, 2007. Unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option granted hereunder may, and the authority of the Board of Directors to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under any such Option shall, continue after May 13, 2007.

                             ITHACA INDUSTRIES, INC.
                         Highway 268 West, P.O. Box 620
                        Wilkesboro, North Carolina 28697

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

      The undersigned hereby appoints Richard P. Thrush and Brian T. Fearn, and each of them, proxy and attorney-in-fact for the undersigned, with full power of substitution, to vote on behalf of the undersigned at the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Ithaca Industries, Inc., a Delaware corporation (the "Company"), to be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison located at 1285 Avenue of the Americas, New York, New York on June 10, 1998, at 10:00 a.m., local time, and at any adjournment or postponement of the Annual Meeting, all of the shares of Common Stock ($.01 par value) of the Company standing in the name of the undersigned or which the undersigned may be entitled to vote on the matters described on the reverse side of this card.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ITHACA INDUSTRIES, INC. PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

A  |X|  Please mark your
        vote as in this
        example.

                    For the nominees
                    listed on the right     WITHHOLD AUTHORITY
                   (except as marked to   to vote for all nominees
                    the contrary below)     listed to the right

                           |_|                      |_|

1.    Proposal to elect
      as directors of the
      Company the
      following persons,
      to hold office for a term of one year expired at the meeting to be held in 1999.

(INSTRUCTIONS: To withhold authority to vote for any individual nominees, cross out that nominee's name.)

The Board of Directors recommends a vote FOR each of the Items below.

                                                           FOR  AGAINST  ABSTAIN

Nominees:  Walter J. Branson    2. To consider a proposal  |_|    |_|      |_|
           Marvin B. Crow          to reapprove the
           Francis Goldwyn         Company's 1996 Long-
           Morton Handel           Term Stock Incentive
           Jim D. Waller           Plan.
           David N. Weinstein
           James A. Williams

                                3. To consider a           |_|    |_|      |_|
                                   proposal to approve
                                   the Company's 1997
                                   Stock Option Plan
                                   for Non-Employee
                                   Directors.

                                4. In their direction, the proxies are
                                   authorized to vote upon such other
                                   business as may properly come before
                                   the meeting.

                                   All of the proposals have been proposed
                                   by the Company.

                                   The undersigned hereby revokes all
                                   proxies heretofore given by the
                                   undersigned to vote at the Annual
                                   Meeting and any adjournment or
                                   postponements therefor.

                Please mark here if you plan to attend the Annual Meeting.   |_|

SIGNATURE(S)__________________________________________________DATE______________

SIGNATURE(S)__________________________________________________DATE______________

NOTE: Please sign exactly as your name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name and signed authorized officer's name and title. If a partnership, please sign in partnership name and sign authorized person's name and title.